LEVCO Equity Value Fund
                            -----------------------


                                 Annual Report
                               December 31, 1997




           Investment Adviser                         Distributor
           ------------------                         -----------
        John A. Levin & Co., Inc.                LEVCO Securities, Inc.
          One Rockefeller Plaza                  One Rockefeller Plaza
               25th Floor                              25th Floor
        New York, New York 10020                New York, New York 10020
             1.888.300.9887                          1.888.300.9887

LETTER TO INVESTORS                                            FEBRUARY 24, 1998

         Thank you for joining us at the start of this new venture. We have begun our journey at a challenging and potentially rewarding time. 1997 marked the stock market's seventh consecutive year of positive returns, and the 1995-1997 period has been the strongest consecutive three-year period for the S&P 500 Index (Index) since the 1930's. Just two days after the LEVCO Equity Value Fund (the Fund) commenced operations on August 4, 1997, the Index completed an ascent to an all-time high, only to surpass that level in October and then again in November and December as the market recovered from its October break. In this environment, we spent approximately 3 months to bring the Fund to a point where approximately 80% of its total assets were invested in equity securities. From inception through December 31st, the Fund achieved a total return of 0.80%, compared with a return of 2.91% for the S&P 500 Index over the same period.

         What recent market performance tends to obscure is that both the economy and the market have inflection points, and we have not seen a major directional shift in many years. Interestingly, even though 1997 was a very strong year for the S&P 500 Index, nearly all of the gains were achieved by August 6th. Looking towards 1998, we believe that global economic conditions, including slowing growth in Asia, could result in lower than expected corporate earnings. At the same time, we recognize that other factors, such as sound foreign and domestic merger opportunities and the fiscal health of federal and municipal governments, could help to sustain a favorable market environment. While a market correction, then, is far from certain, we do not believe that after this prolonged period of investment success money may be made simply from continued multiple expansion, and we are seeking to construct a portfolio that will be able to outperform during a significant market downturn.

         In building our portfolio, we are generally looking for:

         - Companies that are industry leaders with dominant positions and the opportunity to control pricing, exploit new products and enter new and growing markets. We are most interested in companies with new products and markets substantial enough to sustain or enhance their earnings growth rate.

         - Companies that are unlocking value by merging with another company in order to achieve significant cost savings and create new market opportunities or that are unlocking value by dividing into several pieces in order to produce a higher stock market valuation.

         - Companies that are selling at relatively low multiples of cash flow and asset value and where management has indicated its commitment to taking activist measures towards realizing value. Significantly, we believe the companies the Fund owns in this category have the financial strength to achieve this objective.

         - Utility companies with special attributes growing out of mergers, specific regulatory developments and legislation. We believe these companies offer significant growth potential as compared to traditional utility investments.

         In accordance with our commitment to protecting capital, we have tried to create a diversified portfolio, including through the selection of equities and offsetting risks, and we are emphasizing companies with relatively diversified foreign and domestic earnings sources.

         Now that the Fund has been launched, we look forward to the coming year and believe that we are in a strong position to perform well in a more multi-directional market environment. We welcome your comments and thank you for support.


                                   Sincerely,


                 /s/John A. Levin            /s/Jeffrey A. Kigner
                  John A. Levin               Jeffrey A. Kigner
                   Co-Chairman                   Co-Chairman
                  and President


                            LEVCO EQUITY VALUE FUND

           Comparison of the Change in Value of a $10,000 Investment
                   Levco Equity Value Fund and S&P 500 Index

                                     LEVCO
                                  EQUITY VALUE     S&P 500
                     DATE             FUND          INDEX

                     8-4-97          10,000         10,000
                     8-31-97          9,950          9,484
                     9-30-97         10,095         10,004
                     10-31-97         9,784          9,670
                     11-30-97         9,884         10,118
                     12-31-97        10,080         10,292

Levco Equity Value Fund Total Return Since Inception (8/4/97):0.80%

Past performance is not predictive of future performance.

                            LEVCO EQUITY VALUE FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997


ASSETS
     Investments in securities:
          At acquisition cost                                      $ 13,737,631
                                                                   ============
          At value (Note 1)                                        $ 13,933,533
     Receivable for securities sold                                      27,538
     Dividends receivable                                                12,457
     Interest receivable                                                 10,350
     Due from adviser (Note 3)                                           29,240
     Organization expenses, net (Note 1)                                118,481
                                                                   ------------
          TOTAL ASSETS                                               14,131,599
                                                                   ------------
LIABILITIES
     Payable for securities purchased                                   394,995
     Payables for accounting and transfer agent fees                      3,000
     Other accrued expenses                                              64,368
                                                                   ------------
          TOTAL LIABILITIES                                             462,363
                                                                   ------------
NET ASSETS                                                         $ 13,669,236
                                                                   ============

Net assets consist of:
Paid-in capital                                                    $ 13,653,271
Accumulated net realized losses from
  security transactions                                                (180,058)
Undistributed net investment income                                         121
Net unrealized appreciation on investments                              195,902
                                                                   ------------
     Net assets                                                    $ 13,669,236
                                                                   ============

Shares of beneficial interest outstanding
  (unlimited number of shares
  authorized, $0.001 par value)                                       1,365,293
                                                                   ============
Net asset value, offering price and
  redemption price per share (Note 1)                              $      10.01
                                                                   ============

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                             STATEMENT OF OPERATIONS

           For the Period August 4, 1997 (Commencement of Operations)
                            Through December 31, 1997



INVESTMENT INCOME
     Dividends                                                        $  56,517
     Interest                                                            99,460
                                                                      ---------
          TOTAL INVESTMENT INCOME                                       155,977
                                                                      ---------
EXPENSES
     Investment advisory fees (Note 3)                                   46,200
     Trustees' fees and expenses                                         30,000
     Professional fees                                                   24,000
     Amortization of organization expenses (Note 1)                      10,771
     Accounting services fees                                             8,000
     Insurance expense                                                    5,240
     Registration fees                                                    4,100
     Transfer agent fees                                                  4,000
     Custodian fees                                                       3,353
     Other expenses                                                         503
                                                                      ---------
          TOTAL EXPENSES                                                136,167
     Fees waived and expenses reimbursed
       by the Adviser (Note 3)                                          (75,440)
                                                                      ---------
          NET EXPENSES                                                   60,727
                                                                      ---------
NET INVESTMENT INCOME                                                    95,250

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
     Net realized losses from security transactions                    (180,058)
     Net change in unrealized appreciation/depreciation
       on investments                                                   195,902
                                                                      ---------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                         15,844
                                                                      ---------
NET INCREASE IN NET ASSETS FROM OPERATIONS                            $ 111,094
                                                                      =========

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                       STATEMENT OF CHANGES IN NET ASSETS

           For the Period August 4, 1997 (Commencement of Operations)
                            Through December 31, 1997



FROM OPERATIONS:
     Net investment income                                         $     95,250
     Net realized losses from security transactions                    (180,058)
     Net change in unrealized appreciation/depreciation
       on investments                                                   195,902
                                                                   ------------
Net increase in net assets from operations                              111,094
                                                                   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                         (95,129)
                                                                   ------------
FROM CAPITAL SHARE TRANSACTIONS (a):
     Proceeds from shares sold                                       13,585,403
     Net asset value of shares issued in reinvestment
       of distributions to shareholders                                  95,129
     Payments for shares redeemed                                       (27,261)
                                                                   ------------
Net increase in net assets from capital share transactions           13,653,271
                                                                   ------------
TOTAL INCREASE IN NET ASSETS                                         13,669,236

NET ASSETS:
     Beginning of period                                                      0
                                                                   ------------
     End of period - (including undistributed net investment
       income of $121)                                             $ 13,669,236
                                                                   ============



(a) Number of shares:

          Sold                                                        1,358,540
          Reinvested                                                      9,480
          Redeemed                                                       (2,727)
                                                                   ------------
          Net increase in shares outstanding                          1,365,293
          Shares outstanding, beginning of period                             0
                                                                   ------------
          Shares outstanding, end of period                           1,365,293
                                                                   ============

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period
   From August 4, 1997 (Commencment of Operations) Through December 31, 1997


Net asset value at beginning of period                              $  10.00
                                                                    --------

Income from investment operations:
     Net investment income                                              0.07
     Net realized and unrealized gains
      on investments                                                    0.01
                                                                    --------
Total from investment operations                                        0.08
                                                                    --------
Less distributions:
     Dividends from net investment income                              (0.07)
                                                                    --------
Net asset value at end of period                                    $  10.01
                                                                    ========
Total return                                                            0.80%(a)
                                                                    ========
Net assets at end of period (000's)                                 $ 13,669
                                                                    ========
Ratio of expenses to average net assets (b)                             1.10%

Ratio of net investment income to average net assets                    1.73%

Portfolio turnover rate                                                   36%(a)

Average commission rate per share                                   $ 0.0579


(a)  Not annualized.

(b) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 2.47%.

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                            PORTFOLIO OF INVESTMENTS

                                December 31, 1997

  Shares                                                                Value
  ------                                                                -----
          COMMON STOCKS - 84.0%
          Aerospace & Defense - 7.2%
     2,600    General Motors Corporation - Class H                 $     96,037
     4,700    Lockheed Martin Corporation                               462,950
     8,200    Rockwell International Corporation                        428,450
                                                                   ------------
                                                                        987,437
                                                                   ------------
          Automobile Manufacturing - .8%
     1,700    General Motors Corporation                                103,063
                                                                   ------------
          Automobile Parts - 1.5%
     5,300    Tenneco, Inc.                                             209,350
                                                                   ------------
          Basic Materials - 4.5%
    13,500    Allegheny Teledyne Inc.                                   349,312
     7,800    Getchell Gold Corporation (a)                             187,200
     8,000    MacMillan Bloedel Limited                                  85,000
                                                                   ------------
                                                                        621,512
                                                                   ------------
          Beverages - 2.3%
     7,100    Anheuser-Busch Companies, Inc.                            312,400
                                                                   ------------
          Chemicals - 5.9%
     3,100    Air Products and Chemicals, Inc.                          254,975
     4,300    E.I. du Pont de Nemours and Company                       258,269
     3,800    IMC Global Inc.                                           124,450
     3,900    Monsanto Company                                          163,800
                                                                   ------------
                                                                        801,494
                                                                   ------------
          Computers/Computer Technology Services - 3.6%
     6,100    Electronic Data Systems                                   268,019
     2,100    International Business Machines Corporation               219,581
                                                                   ------------
                                                                        487,600
                                                                   ------------
          Conglomerates - 2.2%
     8,000    Fortune Brands, Inc.                                      296,500
                                                                   ------------
          Containers & Packaging - 2.6%
     9,400    Owen-Illinois, Inc. (a)                                   356,612
                                                                   ------------
          Electrical Components - 1.8%
     5,000    Sunstrand Corporation                                     251,907
                                                                   ------------

                             LEVCO EQUITY VALUE FUND

                            PORTFOLIO OF INVESTMENTS

                                December 31, 1997

  Shares                                                               Value
  ------                                                               -----

          COMMON STOCKS - Continued
          Electronics - 1.0%
     6,700    Dollar Thrifty Automotive Group, Inc. (a)            $    137,350
                                                                   ------------
          Household Products - 3.5%
     6,100    Black & Decker Corporation                                238,281
     4,800    Kimberly-Clark Corporation                                236,700
                                                                   ------------
                                                                        474,981
                                                                   ------------
          Industrial - 2.3%
     3,800    Minnesota Mining and Manufacturing Company                311,838
                                                                   ------------
          Insurance - 10.8%
     1,800    Ace, Limited (a)                                          173,700
     6,800    Aetna Inc.                                                479,825
     2,500    American International Group                              271,875
     1,200    EXEL Limited                                               76,050
     4,800    PartnerRe Limited                                         222,600
     4,400    Tokio Marine & Fire Insurance Company - ADR               254,100
                                                                   ------------
                                                                      1,478,150
                                                                   ------------
          Media - 6.2%
     8,100    Tribune Company                                           504,225
    11,900    U S WEST Media Group (a)                                  343,612
                                                                   ------------
                                                                        847,837
                                                                   ------------
          Office Equipment - 1.3%
     6,300    IKON Office Solutions, Inc.                               177,188
                                                                   ------------
          Oil and Gas Drilling - 4.2%
     4,400    Amerada Hess Corporation                                  241,450
     8,700    Unocal Corporation                                        337,669
                                                                   ------------
                                                                        579,119
                                                                   ------------
          Pharmaceuticals - 7.2%
     3,200    Genentech, Inc. (a)                                       194,000
     6,500    Pfizer Inc.                                               484,656
     6,100    Rhone-Poulenc SA - ADR                                    270,688
       300    Warner-Lambert Company                                     37,200
                                                                   ------------
                                                                        986,544
                                                                   ------------
          Restaurants - 1.4%
     4,100    McDonald's Corporation                                    195,775
                                                                   ------------

                             LEVCO EQUITY VALUE FUND

                            PORTFOLIO OF INVESTMENTS

                                December 31, 1997

  Shares                                                               Value
  ------                                                               -----

          COMMON STOCKS - Continued
          Retail Stores - 1.6%
     3,600    J.C. Penney Company, Inc.                            $    217,125
                                                                   ------------
          Software & Processing - 2.2%
    10,100    First Data Corporation                                    295,425
                                                                   ------------
          Utilities - Electric - 5.5%
     1,700    Consolidated Edison, Inc.                                  69,700
    14,900    Long Island Lighting Company                              448,862
     5,600    Texas Utilities Company                                   232,750
                                                                   ------------
                                                                        751,312
                                                                   ------------
          Utilities - Gas - 2.3%
     8,700    Equitable Resources, Inc.                                 307,763
                                                                   ------------

          Utilities - Telephone - 2.1%
     3,200    Bell Atlantic Corporation                                 291,200
                                                                   ------------

          Total Common Stocks (Cost $11,283,580)                   $ 11,479,482
                                                                   ------------
   Face
   Value
   -----
          MONEY MARKET FUNDS - 17.9%

$2,454,051    United Missouri Bank Money Market Fiduciary
                  (Cost $2,454,051)                                $  2,454,051
                                                                   ------------
          Total Investments at Value - 101.9%                      $ 13,933,533

          Liabilities in Excess of Other Assets - (1.9)%               (264,297)
                                                                   ------------
          Net Assets - 100.0%                                      $ 13,669,236
                                                                   ============


(a) Non-income producing security.

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1997


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The LEVCO Equity Value Fund (the Fund) is a no-load, diversified series of the LEVCO Series Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Delaware business trust on January 2, 1997. The Fund commenced operations on August 4, 1997.

The Fund's investment objective is long-term growth of capital through an emphasis on the preservation of capital and an attempt to control volatility as measured against the Standard & Poor's Composite 500 Stock Index. The Fund pursues this objective by investing its assets primarily in common stocks and other securities having equity characteristics.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Payment of all dividends and capital gains distributions will be made in shares. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Organization expenses -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                             LEVCO EQUITY VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1997

Federal income taxes -- The Fund has complied with the special provisions of the Internal Revenue Code available to regulated investment companies and therefore no federal income tax provision is required. The accumulated net realized capital loss on sales of investments for federal income tax purposes at December 31, 1997 amounted to $176,701. This loss is available to offset taxable capital gains and, if not applicable, expires on December 31, 2005.

The following information is based upon the federal income tax cost of portfolio investments of $13,740,988 as of December 31, 1997:

     Gross unrealized appreciation............................. $ 615,179
     Gross unrealized depreciation.............................  (422,634)
     Net unrealized appreciation............................... $ 192,545

2.  INVESTMENT TRANSACTIONS

During the period ended December 31, 1997, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $14,807,104 and $3,347,776, respectively.


3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by John A. Levin & Co., Inc. (the Adviser) under the terms of an Investment Advisory Agreement. The Adviser also provides certain administrative services required by the Trust and the Fund. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .85% of its average daily net assets. The Adviser currently intends to limit the total operating expenses of the Fund to 1.10% of its average daily net assets. Accordingly, the Adviser voluntarily waived its entire investment advisory fee of $46,200 and reimbursed the Fund for $29,240 of other operating expenses for the period ended December 31, 1997. Certain trustees and officers of the Trust are also officers of the Adviser.

TRUSTEES COMPENSATION
No compensation is paid by the Fund to officers and trustees of the Fund who are affiliated with the Adviser and/or the Distributor. The Fund pays each unaffiliated trustee an annual retainer of $7,500 and certain expenses the trustees incur in attending meetings.

                         Report of Independent Auditors



To the Shareholders and Board of Trustees of LEVCO Equity Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of LEVCO Equity Value Fund as of December 31, 1997, and the related statements of operations and changes in net assets and the financial highlights for the period from August 4, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LEVCO Equity Value Fund as of December 31, 1997, the results of its operations and the changes in its net assets for the period then ended, and the financial highlights presented herein for the period ended December 31, 1997, in conformity with generally accepted accounting principles.


                                             /s/Ernst & Young LLP

Chicago, Illinois
January 15, 1998